April 16, 1999

Dear Shareholder,

   We are pleased to present you with the annual report for the PaineWebber Money Market Fund (the "Fund") for the fiscal year ended February 28, 1999.

MARKET REVIEW

--------------------------------------------------------------------------------

   Money market mutual fund assets increased during the Fund's fiscal year as investors emphasized safety of principal in response to volatility in the financial markets. The Federal Reserve cut the Federal Funds rate by 0.25% in September, October and November of 1998, lowering the rate from 5.50% to 4.75%. At the same time, European central banks were cutting rates in preparation for the January 1, 1999 debut of the euro currency.

   Lower interest rates helped to calm the global financial markets, which had become unsettled after Russia's default in August. Money market yields were lower across the short-term yield curve. Because inflation remained low, however, money market yields stayed relatively strong on an inflation-adjusted basis and versus overseas short-term rates.

PORTFOLIO REVIEW

--------------------------------------------------------------------------------

   We remained positive on the fixed income markets over the fiscal year ended February 28, 1999, expecting interest rates to hold steady or fall slightly. As always, the Fund's focus was on liquidity and credit quality. The Fund's current yields for the seven-day period ended February 28, 1999 were 3.91% for Class A shares, 3.39% for Class B shares and 3.41% for Class C shares. The Fund's weighted-average maturity was 33 days, and net assets totaled $92.0 million as of February 28, 1999.

                                                                   ANNUAL REPORT

PAINEWEBBER
MONEY MARKET FUND

SECTOR ALLOCATION*

[The following table represents a pie chart in the printed piece.]

U.S. Government & Agency Obligations        46.8%
Commercial Paper                            34.3%
Other Short-Term Corporate Obligations       8.2%
Certificates of Deposit                      4.1%
Bank Notes                                   3.3%
Repurchase Agreements                        3.3%

* Weightings represent percentages of portfolio assets as of February 28, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

================================================================================
PAINEWEBBER
MONEY MARKET FUND
PROFILE

GOAL:
Principal stability and
current income

PORTFOLIO  MANAGER:
Susan P. Ryan,
Mitchell Hutchins
Asset Management Inc.

TOTAL NET ASSETS:
$92.0 MILLION AS OF
FEBRUARY 28, 1999

DIVIDEND PAYMENTS:
Monthly
================================================================================


OUTLOOK

--------------------------------------------------------------------------------

   We expect the U.S. economy to grow more slowly in 1999, with inflation remaining low and no recession on the immediate horizon. The Federal Reserve is likely to maintain a steady monetary policy. We believe the fixed income markets will remain volatile in 1999. As always, we intend to keep the Fund invested in high credit quality investments.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on another fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor. Sincerely,

/s/Margo Alexander
------------------
MARGO  ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.

/s/Dennis L. McCauley                    /s/Susan P. Ryan
---------------------                    ----------------
DENNIS L. MCCAULEY                       SUSAN P. RYAN
Managing Director and                    Senior Vice President
Chief Investment Officer --              Mitchell Hutchins Asset Management Inc.
Fixed Income
Mitchell Hutchins Asset Management Inc.

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended February 28, 1999, and reflects our views at the time of its writing . Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

----------
   1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER MONEY MARKET FUND

STATEMENT OF NET ASSETS                                        FEBRUARY 28, 1999

  PRINCIPAL
   AMOUNT                                                    MATURITY                 INTEREST
    (000)                                                      DATES                    RATES           VALUE
  --------                                                   ---------                ---------      -----------
U.S. Government and Agency Obligations--46.98%
  $ 2,000   Federal Home Loan Bank                           01/27/00                  5.000%@       $ 2,000,000
    1,000   Federal Home Loan Bank                           03/26/99                  5.081*            999,969
   23,811   Federal Home Loan Bank                           03/01/99                  4.680@         23,811,000
   10,441   Federal Home Loan Mortgage Corporation           03/01/99                  4.700@         10,441,000
    1,000   Federal National Mortgage Association            05/25/99                  4.826*          1,000,000
    5,010   U.S. Treasury Bills                              04/22/99                  4.670@          4,976,205
                                                                                                     -----------
Total U.S. Government and Agency Obligations
  (cost--$43,228,174)                                                                                 43,228,174
                                                                                                     -----------

Bank Notes--3.26%

Domestic--2.18%
    2,000   Huntington National Bank                         05/03/99                  6.460           2,002,525
                                                                                                     -----------

Yankee--1.08%
    1,000   Westpac Banking Corp.                            04/23/99                  5.730             999,917
                                                                                                     -----------
Total Bank Notes (cost--$3,002,442)                                                                    3,002,442
                                                                                                     -----------

Certificates Of Deposit--4.13%

Domestic--1.96%
    1,800   Bankers Trust Co.                          05/12/99 to 05/14/99      4.820 to 4.880*       1,799,773
                                                                                                     -----------

Yankee--2.17%
    1,000   Societe Generale                                 04/16/99                  5.760             999,999
    1,000   Svenska Handelsbanken                            04/30/99                  5.820           1,000,023
                                                                                                     -----------
                                                                                                       2,000,022
                                                                                                     -----------
Total Certificates of Deposit (cost--$3,799,795)                                                       3,799,795
                                                                                                     -----------

Commercial Paper@--34.42%

Asset-Backed-Banking--2.17%
    2,000   Atlantis One Funding Corp.                       03/05/99                  4.850           1,998,922
                                                                                                     -----------

Asset-Backed-Finance--2.16%
    2,000   CC USA Inc.                                      04/23/99                  4.810           1,985,837
                                                                                                     -----------

Auto & Truck--5.41%
    3,000   Ford Motor Credit Corp.                          04/15/99                  4.810           2,981,963
    2,000   PACCAR Financial Corp.                           03/03/99                  4.820           1,999,464
                                                                                                     -----------
                                                                                                       4,981,427
                                                                                                     -----------

Banking--1.08%
    1,000   J.P. Morgan & Company Inc.                       03/22/99                  5.200             996,967
                                                                                                     -----------

Business Services--2.17%
    2,000   Block Financial Corp.                            03/19/99                  4.830           1,995,170
                                                                                                     -----------

Drugs & Healthcare--2.17%
    2,000   Bayer Corp.                                      03/30/99                  4.820           1,992,234
                                                                                                     -----------

Electronics--2.17%
    2,000   Emerson Electric Co.                             03/01/99                  4.800           2,000,000
                                                                                                     -----------


PAINEWEBBER MONEY MARKET FUND

  PRINCIPAL
   AMOUNT                                                    MATURITY                 INTEREST
    (000)                                                      DATES                    RATES           VALUE
  --------                                                   ---------                ---------      -----------
Commercial Paper@--(concluded)

Finance - Independent--2.17%
  $ 2,000   National Rural Utilities Cooperative
              Finance Corp.                                  03/19/99                  5.010%        $ 1,994,990
                                                                                                     -----------
Food & Beverage & Tobacco--9.30%
    2,000   Allied Domecq Corp. N A                          03/18/99                  4.830           1,995,438
    2,600   Campbell Soup Co.                                04/27/99                  4.820           2,580,158
    2,000   Diageo Capital PLC                               05/20/99                  4.810           1,978,622
    2,000   Sara Lee Corp.                                   03/01/99                  4.800           2,000,000
                                                                                                     -----------
                                                                                                       8,554,218
                                                                                                     -----------
Insurance--2.17%
    2,000   American General Corp.                           03/12/99                  4.820           1,997,055
                                                                                                     -----------
Telecommunications--3.45%
    2,000   Bellsouth Capital Funding Corp.                  03/25/99                  4.800           1,993,600
    1,180   SBC Communications Inc.                          03/19/99                  4.820           1,177,156
                                                                                                     -----------
                                                                                                       3,170,756
                                                                                                     -----------
Total Commercial Paper (cost--$31,667,576)                                                            31,667,576
                                                                                                     -----------
Short-Term Corporate Obligations--8.27%

Banking--2.17%
    2,000   Norwest Corp.                                    08/31/99                  5.550*          1,999,711
                                                                                                     -----------

Broker-Dealer--4.13%
      500   Bear Stearns Companies Inc.                      04/05/99                  5.800             500,000
    1,300   Credit Suisse First Boston                       04/05/99                  5.226*          1,300,000
    2,000   Morgan Stanley Dean Witter &Co.                  03/01/99                  5.625           2,000,000
                                                                                                     -----------
                                                                                                       3,800,000

                                                                                                     -----------
Finance-Diversified--1.97%
    1,800   Associates Corp. N A                             09/17/99                  6.680           1,811,243
                                                                                                     -----------
Total Short-Term Corporate Obligations (cost--$7,610,954)                                              7,610,954
                                                                                                     -----------
Repurchase Agreements--3.30%
    3,000     Repurchase Agreement dated 2/26/99 with
                 Dresdner Kleinwort Benson NA LLC,
                 collateralized by $2,989,000 U.S.
                 Treasury Notes, 6.500% due 4/30/99
                 (value-$3,061,035); proceeds: $3,001,183    03/01/99                  4.730           3,000,000

       35     Repurchase Agreement dated 2/26/99 with
                 State Street Bank & Trust Company,
                 collateralized by $33,988 U.S.
                 Treasury Notes, 6.50% due 5/31/02
                 (value-$35,738); proceeds: $35,012          03/01/99                  4.000              35,000
                                                                                                     -----------
Total Repurchase Agreements (cost--$3,035,000)                                                         3,035,000
                                                                                                     -----------
Total Investments (amortized cost--$92,343,941 which
  approximates cost for federal income tax purposes)--100.36%                                         92,343,941

Liabilities in excess of other assets --(0.36)%                                                         (332,672)
                                                                                                     -----------
Net Assets (applicable to 60,259,735, 18,789,322 and 12,962,155 shares of Class
  A, Class B, and Class C, respectively,
  each equivalent to $1.00 per share)--100.00%                                                       $92,011,269
                                                                                                     ===========

----------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of February 28, 1999, and reset periodically.

@  Interest rates shown are discount rates at date of purchase.

                      Weighted average maturity -- 33 days

                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND

STATEMENT OF OPERATIONS

                                                                 FOR THE YEAR
                                                                      ENDED
                                                               FEBRUARY 28, 1999
                                                               -----------------
Investment income:
Interest .......................................................      $3,441,251
                                                                      ----------
Expenses:
Investment advisory and administration .........................         314,378
Service fees--Class A ..........................................          88,231
Service and distribution fees--Class B .........................         134,452
Service and distribution fees--Class C .........................          72,413
Legal and audit ................................................          76,800
State registration fees ........................................          72,639
Reports and notices to shareholders ............................          49,573
Transfer agency and related service fees .......................          44,566
Directors' fees ................................................          10,500
Custody and accounting .........................................           7,071
Other expenses .................................................          16,312
                                                                      ----------
                                                                         886,935
                                                                      ----------
NET INVESTMENT INCOME ..........................................       2,554,316
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS .................          11,401
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      $2,565,717
                                                                      ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                          FEBRUARY 28,
                                                  -----------------------------
                                                      1999             1998
                                                  ------------     ------------
From operations:
Net investment income ........................    $  2,554,316     $  1,609,088
Net realized gain (loss) from
  investment transactions ....................          11,401             (327)
                                                  ------------     ------------
Net increase in net assets resulting
  from operations ............................       2,565,717        1,608,761
                                                  ------------     ------------
Dividends to shareholders from:
Net investment income--Class A ...............      (1,514,274)        (663,134)
Net investment income--Class B ...............        (672,891)        (713,255)
Net investment income--Class C ...............        (367,151)        (232,699)
                                                  ------------     ------------
                                                    (2,554,316)      (1,609,088)
                                                  ------------     ------------
Net increase (decrease) in net assets from
  capital share transactions .................      58,993,707       (2,693,832)
                                                  ------------     ------------
Net increase (decrease) in net assets ........      59,005,108       (2,694,159)
Net assets:
Beginning of year ............................      33,006,161       35,700,320
                                                  ------------     ------------
End of year ..................................    $ 92,011,269     $ 33,006,161
                                                  ============     ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ("Fund") and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.

   The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber and investment adviser and administrator of the Fund.

   NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At February 28, 1999, the Fund owed Mitchell Hutchins $25,737 for investment advisory and administration fees.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 1999 the Fund owed Mitchell Hutchins $24,242 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended February 28, 1999, it earned $231,332 in sales charges.

TRANSFER AGENCY SERVICE FEES

   PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended February 28, 1999, PaineWebber received from PFPC, Inc., not the Fund, approximately 52% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

OTHER LIABILITIES

   At February 28, 1999, the amounts payable for Fund shares repurchased and dividends payable aggregated $642,797 and $44,244, respectively.

NOTES TO FINANCIAL STATEMENTS

CAPITAL STOCK

   There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:


                                                  CLASS A                         CLASS B                         CLASS C
                                       ---------------------------      ---------------------------    ----------------------------
                                            FOR THE YEARS ENDED             FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                FEBRUARY 28,                    FEBRUARY 28,                    FEBRUARY 28,
                                       ---------------------------      ---------------------------    ----------------------------
                                            1999            1998            1999            1998            1999            1998
                                       ------------     -----------     -----------     -----------    ------------    ------------
Shares sold ........................    724,078,370      83,455,097      48,405,259      38,617,856     185,696,212     168,632,470
Shares repurchased .................   (683,232,436)    (87,554,268)    (39,655,873)    (38,164,045)   (178,311,578)   (168,978,832)

Shares converted from Class B
  to Class A .......................      5,296,686       4,719,104      (5,296,686)     (4,719,104)           --              --
Dividends reinvested ...............      1,135,151         555,101         611,122         592,135         267,480         150,654
                                       ------------     -----------     -----------     -----------    ------------    ------------
Net increase (decrease) in
  shares outstanding ...............     47,277,771       1,175,034       4,063,822      (3,673,158)      7,652,114        (195,708)
                                       ============     ===========     ===========     ===========    ============    ============

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

PAINEWEBBER MONEY MARKET FUND


                       This page intentionally left blank.

PAINEWEBBER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR IS PRESENTED BELOW:


                                                                                            CLASS A
                                                               ---------------------------------------------------------------------
                                                                                       FOR THE YEARS ENDED
                                                               ---------------------------------------------------------------------
                                                                           FEBRUARY 28,                   FEBRUARY 29,  FEBRUARY 28,
                                                               ------------------------------------       ------------  ------------
                                                               1999            1998            1997            1996            1995
                                                               ----            ----            ----            ----            ----

Net asset value, beginning of year .................        $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                            -------         -------         -------         -------         -------
Net investment income ..............................          0.042           0.042           0.040           0.046           0.037
Dividends from net investment income ...............         (0.042)         (0.042)         (0.040)         (0.046)         (0.037)
                                                            -------         -------         -------         -------         -------
Net asset value, end of year .......................        $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                            =======         =======         =======         =======         =======
Total investment return(1) .........................           4.32%           4.33%           4.11%           4.69%           3.95%
                                                            =======         =======         =======         =======         =======
Ratios/Supplemental data:
Net assets, end of year (000's) ....................        $60,267         $12,983         $11,808         $23,735         $21,042
Expenses to average net assets .....................           1.17%           1.41%           1.42%           1.31%           1.06%
Net investment income to average net assets ........           4.29%           4.29%           4.09%           4.68%           3.85%

----------
(1)Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results for each class would be lower if sales charges were included.


                                                                                         CLASS B
                                                            ------------------------------------------------------------------
                                                                                   FOR THE YEARS ENDED
                                                            ------------------------------------------------------------------
                                                                          FEBRUARY 28,               FEBRUARY 29,  FEBRUARY 28,
                                                            -----------------------------------      -----------   -----------
                                                               1999          1998          1997          1996          1995
                                                            -------       -------       -------       -------       -------
Net asset value, beginning of year .................        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                            -------       -------       -------       -------       -------
Net investment income ..............................          0.037         0.037         0.035         0.041         0.032
Dividends from net investment income ...............         (0.037)       (0.037)       (0.035)       (0.041)       (0.032)
                                                            -------       -------       -------       -------       -------
Net asset value, end of year .......................        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                            =======       =======       =======       =======       =======
Total investment return(1) .........................           3.79%         3.81%         3.60%         4.18%         3.41%
                                                            =======       =======       =======       =======       =======
Ratios/Supplemental data:
Net assets, end of year (000's) ....................        $18,782       $14,715       $18,389       $26,592       $39,123
Expenses to average net assets .....................           1.73%         1.90%         1.90%         1.79%         1.55%
Net investment income to average net assets ........           3.75%         3.78%         3.55%         4.17%         3.46%


                                                                                       CLASS C
                                                            --------------------------------------------------------------
                                                                                 FOR THE YEARS ENDED
                                                            --------------------------------------------------------------
                                                                        FEBRUARY 28,             FEBRUARY 29, FEBRUARY 28,
                                                            ---------------------------------    -----------  -----------
                                                               1999         1998         1997         1996          1995
                                                            -------       ------       ------       ------       -------
Net asset value, beginning of year .................        $  1.00       $ 1.00       $ 1.00       $ 1.00       $  1.00
                                                            -------       ------       ------       ------       -------
Net investment income ..............................          0.037        0.037        0.034        0.041         0.033
Dividends from net investment income ...............         (0.037)      (0.037)      (0.034)      (0.041)       (0.033)
                                                            -------       ------       ------       ------       -------
Net asset value, end of year .......................        $  1.00       $ 1.00       $ 1.00       $ 1.00       $  1.00
                                                            =======       ======       ======       ======       =======
Total investment return(1) .........................           3.81%        3.78%        3.50%        4.14%         3.44%
                                                            =======       ======       ======       ======       =======
Ratios/Supplemental data:
Net assets, end of year (000's) ....................        $12,962       $5,308       $5,504       $5,754       $16,137
Expenses to average net assets .....................           1.70%        1.95%        1.99%        1.79%         1.55%
Net investment income to average net assets ........           3.80%        3.76%        3.47%        4.27%         3.35%

PAINEWEBBER MONEY MARKET FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of PaineWebber Money Market Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Money Market Fund (the "Fund", one of the portfolios constituting PaineWebber Master Series, Inc.) at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
April 16, 1999

PAINEWEBBER MONEY MARKET FUND

TAX INFORMATION

   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (February 28, 1999) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. No portion of these distributions qualifies for the corporate dividend received deduction available to corporate shareholders.

   Distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

PAINEWEBBER MONEY MARKET FUND

                       This page intentionally left blank.

DIRECTORS

E. Garrett Bewkes, Jr.          Mary C. Farrell
CHAIRMAN                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld           Dennis McCauley
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Susan P. Ryan
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                                   PAINEWEBBER
                        (C)1999 PaineWebber Incorporated
                                   Member SIPC

PAINEWEBBER

MONEY MARKET
FUND

FEBRUARY 28, 1999

ANNUAL REPORT